                                                                   EXHIBIT 10.29


Post Address:

SUPPLIES DISTRIBUTORS SA
Rue Louis Bleriot 5                                       (FORTIS LETTERHEAD)

4460 GRACE-HOLOGNE




Date     23rd October 2002
Our Ref.  Legal Department JC/kc 337500


Dear Madam, Dear Sir,

Re:  Factoring agreement of 31st March 2002
     Modification of the Particular Conditions: Section 7 and 13

Our board has decided to modify the particular conditions.

We therefore send you enclosed the relative endorsement to the agreement.

We kindly request you to sign both copies and to return them to us.

The original document, signed by our company, will be returned to you afterwards.

Looking forward to a further pleasant cooperation and always at your service, we remain.


                                                        yours sincerely,



                                                        /s/ THIERRY LIBERMAN
                                                        ------------------------
                                                        Thierry Liberman
                                                        Legal Department


                                                        /s/ JULIEN CIOLS
                                                        ------------------------
                                                        Head Legal Department


Encl.: endorsement IV


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                                                       (FORTIS LOGO)

                                           (FORTIS COMMERCIAL FINANCE WATERMARK)



ENDORSEMENT IV TO THE FACTORING AGREEMENT OF MARCH 31st, 2002



Between,
Fortis Commercial Finance N.V.
located at Turnhout, Steenweg op Tielen 51

and Supplies Distributors S.A.
located at Grace Hologne, rue Louis Bleriot 5



has been agreed to modify Section 7 and 13 of the Particular Conditions as follows:

Section 7.  MAXIMUM CREDIT FACILITY: 7.500.000 EUR

Within this credit facility, the client is granted the facility to take out straight loans with a minimum of 125.000 EUR at the interest conditions stipulated hereafter.

Section 13. RESOLUTORY CONDITION:

If the tangible net worth of the Company Supplies Distributors S.A., calculated as follows:

Equity
- goodwill
- bad debt not provided for
- intercompany debt
- current account shareholders
+ intercompany credit
+ subordinated long term debt
+ current account shareholders credit
  is less than 2.000.000 EUR or less than 10% of the total assets, the factor has the right to take over the dunning of the debtors.

Made out in duplicate at Turnhout on October 23rd, 2002.


Supplies Distributors SA                         N.V. Fortis Commercial Finance

/s/ MARTIN BLANEY                                /s/ WALTER ELMORE
----------------------------                     -------------------------------
Martin Blaney                                    Walter Elmore
Managing Director                                Director